Exhibit 99.1

New Vista Acquisition Corp Announces Postponement of Extraordinary General Meeting From Friday,
February 10, 2023 to Wednesday, February 15, 2023, Contribution to Trust Account in Connection
with Extension Proposal and Expected Conversion of Class B Shares Held by Sponsor

CHICAGO, IL—February 8, 2023—New Vista Acquisition Corp (NASDAQ: NVSA) (“New Vista” or the “Company”) today announced that its previously announced extraordinary general meeting (the “Shareholder Meeting”) for the purpose of considering and voting on, among other proposals, a proposal to amend New Vista’s Amended and Restated Memorandum and Articles of Association (the “Charter”) to extend the date by which New Vista must consummate an initial business combination from February 19, 2023, to February 19, 2024 (the “Extension Proposal” and such extension, the “Extension”), has been postponed from Wednesday, February 10, 2023, at 10:00 a.m., New York City time, to Wednesday, February 15, 2023, at 10:00 a.m., New York City Time (the “Postponement”).

The Company also announced today that, if the Extension Proposal is approved and the extension is implemented, its sponsor, New Vista Acquisition Sponsor LLC, has agreed to make monthly deposits directly to the Company’s trust account of $200,000 (each deposit, a “Contribution”), up to a maximum amount of $2,400,000, in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Sponsor. If the Extension Proposal is approved and the extension is implemented, the Contributions will begin on March 1, 2023, and thereafter on the first day of each month (or if such first day is not a business day, on the business day immediately preceding such first day) until the earlier of (i) the consummation of an initial business combination, and (ii) February 19, 2024 (or any earlier date of termination, dissolution or winding up of the Company as determined in the sole discretion of the Company’s board of directors). The funds in the Company’s trust account remain invested in U.S. government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. treasuries.

Additionally, the Sponsor has informed the Company that it expects to convert its 6,684,500 Class B ordinary shares, par value $0.0001 per share (“Class B Shares”), of the Company into Class A ordinary shares, par value $0.0001 per share, of the Company (“Class A Shares”) in accordance with the Charter prior to the redemption of any Class A Shares held by the Company’s public shareholders in connection with the Extension Proposal. Notwithstanding such conversion, the Sponsor will not be entitled to receive any monies held in the Trust Account as a result of its ownership of any Class A Shares.

The record date for determining the New Vista shareholders entitled to receive notice of and to vote at the Shareholder Meeting remains the close of business on January 10, 2023 (the “Record Date”). Shareholders as of the Record Date can vote, even if they have subsequently sold their shares. Shareholders who have previously submitted their proxies or otherwise voted and who do not want to change their vote need not take any action. Shareholders who have not yet done so are encouraged to vote as soon as possible.

As a result of the Postponement, the previously disclosed deadline of 5:00 p.m., New York City time, on February 8, 2023 (two business days before the Shareholder Meeting, as originally scheduled) for the Company’s public shareholders to submit a written request to the Company’s transfer agent for redemption of their public shares for cash, has been extended to 5:00 p.m., New York City time, on February 13, 2023 (two business days before the postponed Shareholder Meeting).

Shareholders who wish to withdraw their previously submitted redemption request may do so prior to the postponed Shareholder Meeting by requesting that the Company’s transfer agent return such shares by 5:00 p.m., New York City time, on February 13, 2023. If any such shareholders have questions or need assistance in connection with the Shareholder Meeting, please contact the Company’s proxy solicitor, Morrow Sodali LLC, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing NVSA.info@investor.morrowsodali.com.

Forward-Looking Statements

This press release may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to us or our management team, identify forward-looking statements.

These forward-looking statements include, but are not limited to, statements regarding the Sponsor’s intention to convert its 6,684,500 Class B Shares. Such forward-looking statements are based on the beliefs of New Vista’s management, as well as assumptions made by, and information currently available to, New Vista’s management, and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual results could differ materially from those contemplated by the forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties, including: the risk that the approval of the shareholders of New Vista of the proposal for an extension of time for New Vista to complete a business combination from February 19, 2023, to February 19, 2024 is not obtained; New Vista’s ability to enter into a definitive agreement; the risk that the approval of the shareholders of New Vista for the potential business combination is not obtained; the failure to obtain the necessary financing for the potential business combination; the amount of redemption requests made by New Vista’s shareholders and the amount of funds remaining in New Vista’s trust account after satisfaction of such requests; those factors discussed in New Vista’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2022 (the “Annual Report”) under the heading “Risk Factors,” and other documents of New Vista filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that New Vista presently does not know or that New Vista currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. New Vista undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Important Additional Information and Where to Find It

On January 12, 2023, New Vista filed a definitive proxy statement (the “Shareholder Meeting Proxy Statement”) with the SEC in connection with its solicitation of proxies for New Vista’s extraordinary general meeting to now be held on Wednesday, February 15, 2023, commencing at 10:00 a.m., New York City time, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at One Manhattan West, New York, NY 10001 (the “Shareholder Meeting Proxy Statement”). On January 13, 2023, and February 7, 2023, New Vista filed with the SEC amendments to the Shareholder Meeting Proxy Statement. INVESTORS AND SECURITY HOLDERS OF NEW VISTA ARE URGED TO READ THE SHAREHOLDER MEETING PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NEW VISTA, THE EXTRAORDINARY GENERAL MEETING AND RELATED MATTERS.

No Offer or Solicitation

This press release is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy, any securities or the solicitation of any vote in any jurisdiction with respect to the potential business combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.